Business Services | **Clean Technology** | Consumer | Financial Institutions |
Health Care | Industrial Growth | Media, Entertainment & Telecommunications | Technology

The Fourth Annual

Clean Technology and Renewables Conference

February 19, 2009, New York City







Hoku Scientific, Inc.

GUIDES FOR THE JOURNEY® | PiperJaffray.

Safe harbor statement

Please note that this presentation and discussion will contain forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives and intentions. Our actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of many factors, including without limitation those we discuss here and those described in our filings with the SEC. You should not place undue reliance on any forward-looking statement, each of which applies only as of the date we make it. We assume no obligation to update any forward-looking statement.

Fast facts

Founded: **2001**

Focus: **Solar & Polysilicon**

Headquarters: **Honolulu, Oahu**

Listing: **NASDAQ: HOKU (2005)**





HOKU Scientific®

HOKU Materials™	HOKU SOLAR™	HOKU Fuel Cells™
PV POLYSILICON	INSTALLATIONS	INTELLECTUAL PROPERTY
Idaho	Hawaii	Hawaii

Location → Idaho / Hawaii / Hawaii

Fuel cell business is an IP reservoir at present. No active investment.

Hoku has a bookend solar strategy


Polysilicon
Ingot
Wafer
Cell
PV Module
PV System & Installation

HOKU Materials™

- Under construction in Pocatello, Idaho
- 4,000 MT facility
- Designed to expand to 8,000 MT
- Initial production CY 2009
- $284 million in customer prepayment commitments
- $2.2 billion in off-take contracts signed

HOKU SOLAR™

- Turnkey PV system installations
- Focused on Hawaii market – which is well positioned for near term growth
- Provides demand access to company for long-term growth

The polysilicon and integration business complement each other

Hoku Solar business overview

HOKU

HOKU SOLAR

- Leading turnkey PV systems solution
  - System design, engineering, installation and maintenance
- PV generated electricity approaching grid parity in Hawaii
- Installations by kW will grow 600% in FY09 (March FYE)

Sample project	Total kilowatts	Number & locations	Status
Paradise Beverages, Inc.	454	3 facilities	Installation complete
Department of Transportation, State of Hawaii	~900	Multiple airport locations	Currently installing
James Campbell Company LLC	1,500	PV farm in Kapolei	Planning



Growing Customer Base

Bank of Hawaii
D·R·HORTON
Hardware Hawaii
Prudential Locations LLC
Hawaiian Electric Company, Inc. Giving you the power

Hawaii's premier turnkey PV installation provider

Worked with US Bank to arrange financing for the State of Hawaii airports' PV systems using a PPA structure

HOKU


Lihue Airport, Kauai
1 system, 338 kW


Lihue Highways/Harbors, 2
systems, 22 kW


Hilo Airport, Hawaii
1 system, 111 kW


Kahului Airport, Maui
2 systems, 369 kW

Summary of Installation

✓Aggregate size: 900kW+

✓Estimated annual power output: 1.4 million kWh +

✓Partnered with United Fund Advisers and US Bank


Kona Airport, Hawaii
1 system, 61 kW

Polysilicon plant construction moving forward

HOKU

Vaporizer



Deposition Vessels



Reactor Building



Vent Gas Recovery Units



HOKU Materials™

STC Converters



Strong project team and customer mix

HOKU

	Engineering and Procurement	General Contractor	Polysilicon Reactors	TCS Engineering	Vent Gas Recovery (VGR) Engineering
Key Partners:	Shaw	JH Kelly	GEC	Dynamic Engineering	CDI
Credentials:	▪ 60% of U.S. piping market ▪ GE TCS Plant	▪ Contributed to the construction of 3 major U.S. polysilicon plants	▪ Leading supplier of Siemens-based reactors	▪ Industry experienced team	▪ Designs for nearly all major polysilicon producers

Strength of project team validated by commitment of customers

SUNTECH Solarfun Jinko TWNE Solargiga Energy

Hoku's financing approach has enabled continued progress

HOKU

Financing Snapshot

- $390M project cost target
- $140.2M spent to date*
- Aggregate customer prepayment commitments of $284M
- All customers are current on deposits/payments except for Solargiga

* As of December 31, 2008



Customer Comparison
$300
$250
$200
$150
$100
$50
$-
$ in Millions
Solargiga
Non Milestone Prepayments
Milestone Prepayments
SANYO
SUNTECH
solar fabrik
Solargiga Energy
Jinko
TWNE
SUNTECH
Original
Current

Hoku's has received $116M in customer prepayments to date

Hoku's customer contract summary, original versus current

HOKU

Previous:

Customer	Contract Amt.	Prepayment Amt.	Security	Amt. Paid to Hoku
SANYO	$371M	$111M	Escrow	$2M
SUNTECH	$678M	$47M	Letter of Credit	$2M
solar fabrik	$185M	$27M	Letter of Credit	$2M
TOTALS:	$1.2 B	$185M		$6M

Current:

Customer	Contract Amt.	Prepayment Amt.	Security	Amt. Paid to Date
SUNTECH	$678M	$47M	Letter of Credit	$2M
TWNE	$284M	$45M	Letter of Credit	$40M
	$227M	$36M	Deposits in-hand	$22M
Solarfun	$384M	$55M	Corp. Guaranty	$32M
Jinko	$178M	$33M	Deposits in-hand	$20M
Solargiga Energy	$455M	$68M	None	$-
TOTALS:	$2.2B	$284M		$116M

Hoku's customer base is more diverse, the contracts provide more certainty, and allow for flexibility in construction

Sources and uses

HOKU

	As of 12/31/08	Until Completion	Total
SOURCES			
HOKU CASH	41,000,000	-	41,000,000
CUSTOMERS	98,500,000	207,500,000	306,000,000
DEBT/EQUITY FINANCING	-	43,000,000	43,000,000
TOTAL SOURCES	139,500,000	250,500,000	390,000,000
AGGREGATE SOURCES	139,500,000	390,000,000	390,000,000

USES

	As of 12/31/08*	Until Completion	Total
EQUIPMENT	53,176,000	108,200,000	161,376,000
CONSTRUCTION - JH Kelly	27,126,000	117,874,000	145,000,000
ENGINEERING	29,398,000	34,414,000	63,812,000
OTHER	16,756,000	3,056,000	19,812,000
TOTAL USES	126,456,000	263,544,000	390,000,000
AGGREGATE USES	126,456,000	390,000,000	390,000,000

* Construction-in-progress of $140.2M at 12/31/08 includes $13.7M of accounts payable expected to be paid in the quarter ending 3/31/09

Outlook

- Hoku matching spending to inflows and adjusting plan accordingly
- Vendors and partners providing excellent support and flexibility
- Reflects construction of TCS plant, with conservative completion date
- This model reflects full prepayments from Solargiga
- If Solargiga contract reduced or terminated, Hoku plans to reallocate to new customer(s)

Plant currently has no structured long-term debt, allows for increased flexibility in both construction and future financing

Plant managers have 80+ years of polysilicon management experience

HOKU

Recently Signed Key Personnel	Polysilicon Industry Experience	Industry Background
▪ Operations Manager ▪ Process Gas Manager ▪ TCS Superintendent ▪ VGR Superintendent	▪ Polysilicon plant production design, start-up and operating experience ▪ QA, training and certification experience ▪ Coordinated planned shutdowns and maintenance activity ▪ Written SOPs for plant operations and training manuals ▪ Management of TCS, Silane and VGR process ▪ Certified board operator, operator and trainer ▪ Experienced in leading shift supervisors, shift superintendents and technical engineers ▪ Supervised and managed shift operators ▪ Experienced in product finishing and packaging ▪ Certified internal ISO auditor	REC MITSUBISHI POLYSILICON ASiMI

The most senior and key positions for the plant are now filled

Hoku's ramp plan will meet customer delivery dates



Aggregate Hoku Production Output vs. Contract Requirements
Chart Area
3,000
2,500
2,000
1,500
1,000
500
-
Cumulative YTD Output (MT)
Aug 2009
Sept 2009
Oct 2009
Nov 2009
Dec 2009
Jan 2010
Feb 2010
Mar 2010
Apr 2010
May 2010
June 2010
Time (Months)
Minimum Shipments to Avoid Termination
Full Shipments to All Customers
Planned Monthly Production Output

Expected case ramp-up

- Minimum Shipments are those required to avoid customer termination and refund of prepayments
- Full Shipments reflect on-time, full-quantity shipments to all customers
  - Includes Solargiga's full contract capacity, beginning in March 2010
  - Delta between "minimum" and "full" could have price adjustment, but not termination
  - Hoku has additional buffer with the right to ship 3rd party product, if required
- Planned Monthly Production Output includes Full Shipments plus expected non-spec runs during first six months

Hoku's revised ramp-up plan still has significant contingency built in

Business summary



HOKU Scientific®
HOKU Materials™
HOKU SOLAR™
HOKU Fuel Cells™

- Leading polysilicon newcomer
- Strong plant construction progress with leadership team in place
- Addressing financing issues, with Solargiga as the key issue
- Growing presence as a solar power system integrator
- Leveraging solar bookend strategy

Business Services | **Clean Technology** | Consumer | Financial Institutions |
Health Care | Industrial Growth | Media, Entertainment & Telecommunications | Technology

The Fourth Annual

Clean Technology and Renewables Conference

February 19, 2009, New York City







Hoku Scientific, Inc.

GUIDES FOR THE JOURNEY® | PiperJaffray.